Exhibit 99.3

Filed by Ruby Tuesday, Inc.

Pursuant to Rule 14a-12

of the Securities Exchange Act of 1934

Dear Team Members,

Today we announced an agreement to be acquired by a fund managed by NRD Capital (“NRD”), an Atlanta-based private equity firm that specializes in restaurants as well as franchised and multi-location business investments. Under the terms of the agreement, NRD will acquire all of Ruby Tuesday’s common stock and assume all debt obligations. For further details regarding the announcement, please refer to the attached press release we distributed this morning.

This is a positive development for our Company and demonstrates the value that NRD Capital sees in our brand and the future growth and success of our business. Additionally, this is the most promising opportunity to realize the highest value for our stockholders while providing the best path forward for the Ruby Tuesday brand, our employees, franchisees, and loyal customers across the world.

To give you a bit more insight, NRD invests in quality restaurant companies and provides strategic and operational expertise to create sustainable value. While the transaction has been approved by Ruby Tuesday and NRD’s Board of Directors, it is subject to shareholder approval and other customary closing conditions. The acquisition is expected to be completed during the first calendar quarter of 2018.

The Board of Directors and its advisors thoroughly evaluated all options and are confident that this agreement will provide the most promising opportunity for the Ruby Tuesday brand as well as you as employees, our franchisees, and loyal customers across the world. Through this agreement we find a well-respected partner who is committed to Ruby Tuesday’s long term success. At the same time, upon closing, we will be a private company without the demands of public shareholders and will be able to focus on what’s right for the long term success of the Company.

Should you receive questions in your restaurant from employees regarding this announcement, please respond with the following talking points:

•	NRD is focused on investing in quality restaurant companies and provides strategic and operational expertise to create sustainable value.

•	I understand this news may come as a surprise, however, as a public company, it is the Board’s fiduciary duty to regularly explore opportunities to maximize value for shareholders.

•	The Board of Directors and its advisors thoroughly evaluated all options and are confident that this agreement will provide the most promising opportunity for the Ruby Tuesday brand as well as you as employees, our franchisees, and loyal customers across the world.

•	Today’s announcement should have no effect on day-to-day responsibilities or how we conduct business.

•	The most important thing we can do is stay focused on our daily responsibilities and mission of being our guests’ first choice and a great place to work.

•	We will do our best to keep you updated on relevant developments.

Should you receive questions in your restaurant from guests regarding this announcement, please respond with the following talking points:

•	We appreciate your interest in Ruby Tuesday.

•	It is important to note that this agreement should have no effect on the service you receive as a guest at our restaurants.

•	I am unfortunately not the best person to answer that question but I’ll gladly provide you with the contact information for Guests Services and they can assist you.

As a reminder, if you are contacted by any external parties (e.g., the media), please refer the person to our public relations partners at ICR at rubytuesday@icrinc.com or 203-682-8200 and they will handle accordingly. We will continue to keep you informed of any relevant developments and will do our best to answer all questions in a timely manner. We ask that you please stay focused on your daily responsibilities.

Thank you for your continued hard work and dedication to Ruby Tuesday.

Jim Hyatt

Chief Executive Officer, Ruby Tuesday

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between Ruby Tuesday, Inc. (“Ruby Tuesday”) and a fund managed by NRD Capital (“Acquiror”). In connection with this proposed transaction, Ruby Tuesday and/or Acquiror may file one or more proxy statements, registration statements, proxy statement/prospectus or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document Ruby Tuesday and/or Acquiror may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF RUBY TUESDAY AND ACQUIROR ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Ruby Tuesday and/or Acquiror, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Ruby Tuesday and/or Acquiror through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Ruby Tuesday will be available free of charge on Ruby Tuesday’s internet website at http://www.rubytuesday.com or by contacting Ruby Tuesday’s Investor Relations Director by email at RubyTuesdayIR@icrinc.com or by phone at (646) 277-1273.

Participants in Solicitation

Ruby Tuesday, Acquiror, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Ruby Tuesday is set forth in its Annual Report on Form 10-K for the fiscal year ended June 6, 2017, which was filed with the SEC on August 21, 2017 and amended on October 4, 2017, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between Ruby Tuesday and Acquiror are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about Ruby Tuesday and Acquiror, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in Ruby Tuesday’s most recent report on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•	failure of Acquiror to obtain the financing required to consummate the proposed transaction;

•	failure to obtain the approval of shareholders of Ruby Tuesday in connection with the proposed transaction;

•	the failure to consummate or delay in consummating the proposed transaction for other reasons;

•	the timing to consummate the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied;

•	the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•	the diversion of management time to transaction-related issues.

Ruby Tuesday’s forward-looking statements are based on assumptions that Ruby Tuesday believes to be reasonable but that may not prove to be accurate. Neither Ruby Tuesday nor Acquiror can guarantee future results, level of activity, performance or achievements. Moreover, neither Ruby Tuesday nor Acquiror assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Ruby Tuesday and Acquiror assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.